                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_]Confidential, for Use of the
[_]Preliminary Proxy Statement               Commission Only (as Permitted by
                                             Rule 14a-6(e)(2))

[_]Definitive Proxy Statement

[X]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            US AIRWAYS GROUP, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

                                                         April 21, 1999

Dear Stockholder:

   On March 31, 1999, US Airways Group, Inc. mailed to each of its stockholders of record as of March 25, 1999, a Notice of Annual Meeting of Stockholders to be held on May 19, 1999 and a Proxy Statement relating to such Annual Meeting. A WHITE proxy card was distributed with these materials, allowing stockholders to vote at the Annual Meeting on the five matters identified in the Notice and the Proxy Statement.

   In addition to the five matters identified in the Proxy Statement, stockholders also will be asked at the Annual Meeting to vote on an additional sixth proposal which is described in the enclosed Supplement to the Proxy Statement. Enclosed with this letter and the Supplement is a revised BLUE proxy card which may be used by stockholders to vote on all six matters.

   US Airways Group believes that stockholder participation is very important and encourages all stockholders to sign, date and return the BLUE proxy card.

   US Airways Group appreciates your attention in this matter. If you would like an additional copy of the Notice or the Proxy Statement, please contact the company's Investor Relations department, at 2345 Crystal Drive, Arlington, Virginia 22227 or call (703) 872-5305.

                                          Sincerely,

                                          Jennifer C. McGarey
                                          Secretary

                             US Airways Group, Inc.
                               2345 Crystal Drive
                           Arlington, Virginia 22227

                               ----------------

                                 SUPPLEMENT TO
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1999

                               ----------------

   This Supplement (this "Supplement") to the Proxy Statement, dated March 31, 1999 (the "Proxy Statement"), of US Airways Group, Inc. (the "Company") is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of proxies to be voted at the annual meeting of stockholders of the Company to be held in Charlotte, North Carolina on May 19, 1999. Capitalized terms used, but not otherwise defined herein, shall have the meanings given to them in the Proxy Statement.

   This Supplement is dated April 21, 1999 and is first being mailed to stockholders on or about April 21, 1999.

   This Supplement is being distributed by the Company in order to provide stockholders with an opportunity to vote on the stockholder proposal set forth below (the "Cumulative Voting Proposal"). The Cumulative Voting Proposal was inadvertently omitted from the Proxy Statement previously mailed to stockholders. Other than the inclusion of the Cumulative Voting Proposal pursuant to this Supplement, this Supplement does not in any way change the nature of the other proposals previously submitted for your approval. This Supplement amends and modifies the Proxy Statement and should be read in connection therewith.

   AS NOTED BELOW, IF YOU HAVE ALREADY COMPLETED AND RETURNED A WHITE PROXY CARD, SUCH PROXY WILL CONTINUE TO BE VALID WITH RESPECT TO ITEMS 1 THROUGH 5, BUT WILL NOT BE COUNTED FOR PURPOSES OF VOTING ON THE CUMULATIVE VOTING PROPOSAL (ITEM 6).

STOCKHOLDER PROPOSAL CONCERNING CUMULATIVE VOTING (ITEM No. 6)

   Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Ave., N.W. Suite 215,Washington, D.C. 20037, who is the beneficial owner of 250 shares of Common Stock, has advised the Company that she intends to present the following proposal at the annual meeting.

  "RESOLVED: That the stockholders of US AIRWAYS GROUP, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit."

Supporting Statement of Mrs. Evelyn Davis

  Many states have mandatory cumulative voting, so do National Banks.

   In addition, many corporations have adopted cumulative voting.

   If you AGREE, please mark your proxy FOR this resolution.

Recommendation of your Board of Directors

   THE BOARD OF DIRECTORS URGES YOU TO VOTE AGAINST THE CUMULATIVE VOTING PROPOSAL (ITEM No. 6).

Required Votes

   To be adopted, the Cumulative Voting Proposal, which is opposed by the Board of Directors, would require the affirmative vote of the holders of at least a majority of the shares of Common Stock, present in person or represented by proxy at the meeting and entitled to vote. Therefore, abstentions as to the Cumulative Voting Proposal will have the same effect as votes against such proposal. In addition, with respect to the Cumulative Voting Proposal, broker non-votes will be deemed shares not entitled to vote on such proposal and will not be counted as voted for or against such proposal, and will not be included in calculating the number of votes necessary for approval of such proposal.

   Enclosed with this Supplement is a revised BLUE proxy card (or voting instruction card) which differs from the WHITE proxy card previously furnished to you by the Company in that it includes a new item number 6, the Cumulative Voting Proposal. If you wish to vote with respect to item number 6, you must complete the BLUE proxy card. You may vote "FOR," "AGAINST," or "ABSTAIN" with respect to item number 6. Unless instructions to the contrary are given, all proxies received by the Company on the BLUE proxy card will be voted AGAINST item number 6.

   The Proxy Statement previously delivered to you was accompanied by a WHITE proxy card. The WHITE proxy card only contained items number 1 through 5 and did not contain item number 6 which is the Cumulative Voting Proposal. We encourage you to vote the BLUE proxy card rather than the WHITE proxy card. However, you should note that if you only vote the WHITE proxy card, or if the WHITE proxy card is dated after your BLUE proxy card, your shares will not be counted for purposes of determining whether or not item number 6, the Cumulative Voting Proposal, is adopted.

   THE COMPANY BELIEVES THAT STOCKHOLDER PARTICIPATION IS VERY IMPORTANT AND ENCOURAGES ALL STOCKHOLDERS TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN THE ENCLOSED ENVELOPE.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THE CUMULATIVE VOTING PROPOSAL, ITEM NUMBER 6.

                                          By order of the Board of Directors

                                          Jennifer C. McGarey
                                          Secretary

April 21, 1999

US AIRWAYS GROUP, INC.
PROXY

Proxy Solicited on Behalf of The Board of Directors for Annual Meeting of Stockholders on May 19, 1999

     The undersigned hereby appoints J.C. McGarey and L.M. Nagin, and each of them, proxies (each with power of substitution) of the undersigned to attend the above annual meeting of stockholders of US Airways Group, Inc. and any adjournment thereof and thereat to vote all shares of stock held by the undersigned, as specified on the reverse side, and on any other matters that may properly come before said meeting.

     For those participants who may hold shares in the US Airways, Inc. Employee Stock Ownership Plan, the US Airways, Inc. Employee Savings Plan, the US Airways, Inc. 401(k) Savings Plan or the Supplemental Retirement Plan of Piedmont Aviation, Inc. (collectively, the "Plans"), please fill in and sign this card and mail it in time to be received no later than May 13, 1999, in order to be voted in a timely manner by the administrator of the Plans, Fidelity Management Trust Company (the "Administrator"). After May 13, 1999, the instructions cannot be revoked and, in accordance with the Plans, you may not vote these shares in person at the meeting. The Administrator is authorized to vote the Plan shares for which instructions have been given upon such other business as may come before the meeting. The Bank of New York will tally the vote on behalf of the Administrator.

     Since Item 6 was not included on the WHITE proxy card previously delivered to stockholders, if you submitted or submit the WHITE proxy card, such proxy, although valid with respect to Items 1 through 5, will not be deemed voted with respect to Item 6. In order to vote your shares with respect to Item 6, you must submit the BLUE proxy card and the BLUE proxy card must be your latest dated proxy card received by the Company.

                                                US AIRWAYS GROUP, INC.
                                                P.O. BOX 11009
                                                NEW YORK, N.Y. 10203-0009

     If no direction is made, this Proxy will be voted FOR the election of all Director Nominees, FOR Items 2, 3 and 4 and AGAINST Items 5 and 6.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN ON THE REVERSE SIDE AND
                               RETURN PROMPTLY.

                         \/ Detach Proxy Card Here \/
--------------------------------------------------------------------------------

[_]
   BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1. Election of Director Nominees: M.J. DeVito, R. Gangwal, P.M. George, R.L. Johnson, R. LeBuhn, J.G. Medlin, Jr., H.M. Merriman, T.H. O'Brien,
   H. Ochoa-Brillembourg, R. B. Priory, R.W. Smith, S.M. Wolf.

FOR all nominees        WITHHOLD AUTHORITY to vote          *EXCEPTIONS
listed above      [_]   for all nominees listed above  [_]               [_]

(INSTRUCTIONS: To vote for all nominees other than certain specified nominees, mark the "Exceptions" box and write the nominee's name in the space provided below.)

*Exceptions ____________________________________________________________________

2. Ratification of the selection of KPMG LLP as auditors.
                                                FOR [_] AGAINST [_] ABSTAIN [_]

3. Approval of the US Airways Group, Inc. Long Term Incentive Plan.
                                                FOR [_] AGAINST [_] ABSTAIN [_]

4. Approval of the US Airways Group, Inc. Nonemployee Directors Stock Purchase Plan.
                                                FOR [_] AGAINST [_] ABSTAIN [_]
--------------------------------------------------------------------------------
          BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 5 AND 6.

5. Stockholder proposal concerning confidential voting.
                                                FOR [_] AGAINST [_] ABSTAIN [_]

6. Stockholder proposal concerning cumulative voting.
                                                FOR [_] AGAINST [_] ABSTAIN [_]

                                     NOTE: Please sign as name appears hereon.
                                     Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                     ___________________________________________
                                                      Signature


                                     ___________________________________________
                                                      Signature

                                     Dated: _____________________________, 1999

                                              Votes MUST be indicated
                                              (X) in black or blue ink.  [X]

(Please sign, date and return this proxy card in the enclosed envelope.)